Exhibit 99.4

SunLink Health Systems, Inc.

Unaudited Pro Forma Condensed Combined Financial Statements

On April 22, 2008, SunLink Homecare Services, LLC, a subsidiary of SunLink Health Systems, Inc. (“SunLink” or the “Company”), purchased Carmichael’s Cashway Pharmacy, Inc. The following unaudited pro forma condensed combined financial statements are based on the historical financial statements of SunLink and Carmichael, after giving effect to the cash paid and subordinated debt and common shares issued as consideration for the Carmichael acquisition and also after giving effect to the new credit agreement entered into by SunLink to finance the cash portion of the purchase price of the acquisition and the assumptions, reclassifications and adjustments described in the accompanying notes to the unaudited pro forma condensed combined financial statements. The following unaudited pro forma condensed combined financial statements do not include any anticipated cost savings through planned changes in Carmichael’s operations after its acquisition by SunLink.

The unaudited pro forma condensed combined balance sheet as of March 31, 2008 is presented as if our acquisition of Carmichael, the issuance of common shares and the new credit agreement had occurred on March 31, 2008.

The unaudited pro forma condensed combined statement of earnings for the nine months ended March 31, 2008 gives effect to the acquisition of Carmichael under the purchase method of accounting as if it were acquired on July 1, 2006, and combines the historical operating results of Carmichael for the nine months ended March 31, 2008 with the historical operating results of SunLink for the nine months ended March 31, 2008.

The unaudited pro forma condensed combined statement of earnings for the year ended June 30, 2007 gives effect to the acquisition of Carmichael under the purchase method of accounting as if it were acquired on July 1, 2006, and combines the historical operating results of Carmichael for the twelve months ended May 31, 2007 with the historical operating results of SunLink for the year ended June 30, 2007.

The preliminary allocation of the purchase price used in the unaudited pro forma condensed combined financial statements is based upon preliminary estimates. These preliminary estimates and assumptions are subject to change as we finalize our purchase price assessment and the valuations of the net tangible assets and intangible assets acquired.

The pro forma condensed combined statements of operations adjustments are based upon available information, the structure of the transactions and certain assumptions that we believe are reasonable under the circumstances. The pro forma condensed combined statements of operations are presented for illustrative purposes only and are not necessarily indicative of the result of operations that would have actually been reported had the acquisition of Carmichael occurred as of July 1, 2006 or what results will be for any future period.

The pro forma consolidated financial statements should be read in conjunction with the historical consolidated financial statements and accompanying notes of SunLink included in our annual report on Form 10-K for the fiscal year ended June 30, 2007 and quarterly report on Form 10-Q for the quarter ended March 31, 2008.

SUNLINK HEALTH SYSTEMS, INC.

UNAUDITED PRO FORMA COMBINED BALANCE SHEET

As of March 31, 2008

(All amounts in thousands)

	Historical
	SunLink March 31, 2008	Carmichael April 22, 2008	Pro Forma Adjustments		Pro Forma Results
Current Assets:
Cash and cash equivalents	$1,576	$189	$1,255	(a)	$3,020
Receivables, net	17,715	6,338	—		24,053
Inventory	2,822	1,868	—		4,690
Deferred income tax asset	5,950	—	—		5,950
Prepaid expenses and other	3,615	10	(175	)(b)	3,450

Total Current Assets	31,678	8,405	1,080		41,163
Property, plant and equipment, net	49,967	2,015	1,716	(j)	53,698
Goodwill & Intangible assets	2,944	1,459	13,822	(k)	18,225
Other noncurrent assets	1,265	2	1,435	(c)	2,702

Total Assets	$85,854	$11,881	$18,053		$115,788

Current Liabilities:
Accounts payable	$8,075	$2,608	$(107	)(d)	$10,576
Revolving advances	10,445	—	(4,945	)(e)	5,500
Third-party payor settlements	2,797	—	—		2,797
Current maturities of long-term debt	785	1	1,233	(f)	2,019
Other current liabilities	10,728	801	(306	)(g)	11,223

Total Current Liabilities	32,830	3,410	(4,125)		32,115
Long-term debt	7,087	9	29,100	(h)	36,196
Other long-term liabilities	7,669	—	—		7,669
Miniority interest	615	—	—		615
Shareholders’ Equity:
Common shares	3,798	2	165	(i)	3,965
Additional paid-in capital	9,293	3	1,830	(i)	11,126
Retained earnings	25,125	8,457	(8,917	)(i)	24,665
Accumulated other comprehensive loss	(563)	—	—		(563)

Total Shareholders’ Equity	37,653	8,462	(6,922)		39,193

Total Liabilities and Shareholders’ Equity	$85,854	$11,881	$18,053		$115,788

The accompanying notes are an integral part of this unaudited pro forma balance sheet.

SUNLINK HEALTH SYSTEMS, INC.

UNAUDITED PRO FORMA COMBINED STATEMENT OF EARNINGS

FOR THE NINE MONTHS ENDED MARCH 31, 2008

(Amounts in thousands, except per share amounts)

	Historical
	SunLink Nine Months Ended March 31, 2008	Carmichael Nine Months Ended March 31, 2008	Pro Forma Adjustments		Pro Forma Results
Net revenues	$114,612	$33,385	$—		$147,997
Cost of goods sold	—	22,401	—		22,401
Salaries, wages and benefits	54,357	5,882	—		60,239
Provision for bad debts	16,871	1,113	—		17,984
Other operating expenses	35,817	1,866	—		37,683
Depreciation and amortization	3,841	392	803	(l)	5,036

Operating profit	3,726	1,731	(803)		4,654
Interest expense	(1,264)	(6)	(1,286	)(m)	(2,556)
Interest income	47	42	—		89

Earnings from Continuing Operations before Income Taxes	2,509	1,767	(2,089)		2,187
Income taxes	1,079	—	(121	)(n)	958

Earnings from Continuing Operations	$1,430	$1,767	$(1,968)		$1,229

Earnings per Share from Continuing Operations:
Basic	$0.19				$0.16

Diluted	$0.18				$0.15

Weighted-average common shares outstanding:
Basic	7,544		334	(o)	7,878

Diluted	7,796		334	(p)	8,130

The accompanying notes are an integral part of this unaudited pro forma statement of earnings.

SUNLINK HEALTH SYSTEMS, INC.

UNAUDITED PRO FORMA COMBINED STATEMENT OF EARNINGS

FOR THE YEAR ENDED JUNE 30, 2007

(Amounts in thousands, except per share amounts)

	Historical
	SunLink Fiscal Year Ended June 30, 2007	Carmichael Twelve Months Ended May 31, 2007	Pro Forma Adjustments		Pro Forma Results
Net revenues	$143,645	$35,996	$—		$179,641
Cost of goods sold	—	23,679	—		23,679
Salaries, wages and benefits	70,475	6,409	—		76,884
Provision for bad debts	19,580	621	—		20,201
Other operating expenses	44,776	2,407	—		47,183
Depreciation and amortization	4,400	454	1,071	(q)	5,925
Merger expenses			975	(s)	975

Operating profit	4,414	2,426	(2,046)		4,794

Interest expense	(1,462)	(7)	(3,013	)(r)	(4,482)
Interest income	69	70	—		139

Earnings from Continuing Operations before Income Taxes	3,021	2,489	(5,059)		451
Income taxes	1,444	—	(1,020	)(t)	424

Earnings from Continuing Operations	$1,577	$2,489	$(4,038)		$28

Earnings per Share from Continuing Operations:
Basic	$0.21				$0.00

Diluted	$0.20				$0.00

Weighted-average common shares outstanding:
Basic	7,397		334	(o)	7,731

Diluted	7,810		334	(p)	8,144

The accompanying notes are an integral part of this unaudited pro forma statement of earnings.

SunLink Health Systems, Inc.

Notes to Unaudited Pro Forma Condensed Combined Financial Statements

(all amounts in thousands , except per share amounts)

1. BASIS OF PRO FORMA PRESENTATION

The unaudited pro forma condensed combined balance sheet as of March 31, 2008, and the unaudited pro forma condensed combined statements of operations for the nine months ended March 31, 2008, and for the fiscal year ended June 30, 2007, are based on the historical financial statements of SunLink Health Systems, Inc. (“SunLink”) and Carmichael’s Cashway Pharmacy, Inc. (“Carmichael”), after giving effect to the cash paid and subordinated debt and common shares issued as consideration for the Carmichael acquisition and also after giving effect to the new credit agreement entered into by SunLink to finance cash portion of the purchase price of the acquisition and the assumptions, reclassifications and adjustments described in the accompanying notes to the unaudited pro forma condensed combined financial statements.

We account for business combinations pursuant to Financial Accounting Standards Board Statement No. 141, Business Combinations. In accordance with Statement 141, we allocate the purchase price of an acquired company to the net tangible assets and intangible assets acquired based upon their estimated fair values. We have made significant assumptions and estimates in determining the preliminary estimated purchase price and the preliminary allocation of the estimated purchase price in the unaudited pro forma condensed combined financial statements. These preliminary estimates and assumptions are subject to change as we finalize our purchase price assessment and the valuations of the net tangible assets and intangible assets acquired. These changes could result in material variances between our future financial results and the amounts presented in these unaudited condensed combined financial statements, including variances in fair values recorded, as well as expenses and cash flows associated with these items.

The unaudited pro forma condensed combined financial statements are not intended to represent or be indicative of our consolidated results of operations or financial position that would have been reported had the Carmichael acquisition been completed as of the dates presented, and should not be taken as a representation of our future consolidated results of operations or financial position.

The pro forma consolidated financial statements should be read in conjunction with the historical consolidated financial statements and accompanying notes of SunLink included in our annual report on Form 10-K for the fiscal year ended June 30, 2007 and quarterly report on Form 10-Q for the quarter ended March 31, 2008.

Accounting Periods Presented

The unaudited pro forma condensed combined balance sheet as of March 31, 2008 is presented as if our acquisition of Carmichael, the issuance of common shares and the new credit agreement had occurred on March 31, 2008. The audited April 22, 2008 balance sheet of Carmichael has been used for this pro forma balance sheet as the balance sheet presented would not vary substantially from Carmichael’s March 31, 2008 balance sheet.

The unaudited pro forma condensed combined statement of earnings for the nine months ended March 31, 2008 gives effect to the acquisition of Carmichael under the purchase method of accounting as if it were acquired on July 1, 2006, and combines the historical operating results of Carmichael for the nine months ended March 31, 2008 with the historical operating results of SunLink for the nine months ended March 31, 2008.

The unaudited pro forma condensed combined statement of earnings for the year ended June 30, 2007, gives effect to the acquisition of Carmichael under the purchase method of accounting as if it were acquired on July 1, 2006, and combines the historical operating results of Carmichael for the twelve months ended May 31, 2007 with the historical operating results of SunLink for the year ended June 30, 2007.

2. ACQUISITION OF CARMICHAEL’S CASHWAY PHARMACY, INC.

On April 22, 2008, SunLink Homecare Services, LLC, a subsidiary of SunLink Health Systems, Inc. purchased Carmichael’s Cashway Pharmacy, Inc. entered into a definitive Stock Purchase Agreement, effective April 23, 2008, pursuant to which SHS purchased Carmichael for $24,000, consisting of $19,000 in cash, $3,000 in the form of a promissory note and $2,000 in shares of SunLink (equaling 334.448 shares).

Carmichael is headquartered in Crowley, Louisiana and has been in business for over 30 years and is recognized as a leader in the provision of infusion therapy, specialty and institutional pharmacy services, enteral products, respiratory medications, medical equipment and retail pharmacy services to rural communities in southwest Louisiana and eastern Texas.

The estimated purchase price of and purchase price allocation for Carmichael, as presented below, represents our best estimates. These estimates are preliminary as we are still in the process of finalizing the majority of the amounts presented.

Preliminary Purchase Price

The total purchase price was $24,000, consisting of $19,000 in cash, $3,000 in the form of a promissory note and $2,000 in shares of SunLink (equaling 334.448 shares).

Preliminary Purchase Price Allocation

Pursuant to our business combinations accounting policy, the total purchase price for Carmichael was allocated to the net tangible assets and intangible assets acquired based upon their estimated fair values as of April 22, 2008, as set forth below. The excess of the net tangible assets and intangible assets acquired over the purchase price resulted in a reduction of the assigned value of certain tangible assets and intangible assets. The preliminary allocation of the purchase price was based upon a preliminary valuation and our estimates and assumptions are subject to change. Our preliminary purchase price allocation is as follows:

Cash and cash equivalents	$189
Accounts receivable	6,338
Inventory	1,868
Other tangible assets	3,743
Goodwill	10,187
Intangible assets	5,094
Accounts payable and other liabilities	(3,419)

Total preliminary purchase price allocation	$24,000

Intangible Assets

The intangible assets associated with the Carmichael acquisition, based upon our preliminary evaluation are composed of tradenames, trademarks, customer lists and non-compete agreements. Intangible assets as a group have an estimated useful life of seven years.

3. NEW CREDIT AGREEMENT

In connection with the Carmichael acquisition, SunLink entered into a new $47,000 credit facility (“New Credit Agreement”), a portion of the proceeds of which have been applied to repay SunLink’s existing credit agreement (“Old Credit Agreement”), complete the acquisition of Carmichael and to pay costs and expenses relating to the refinancing and Carmichael’s transactions and the balance of which will be available for working capital purposes. The seven-year credit facility is comprised of a $12,000 revolver with interest at LIBOR plus 3.50% and a $35,000 term loan amortizable over 20 years with interest at LIBOR plus 5.07%. In connection with the closing of the Carmichael’s transaction and repayment of its existing credit facility, SunLink drew-down a total of $40,500 under the New Credit Agreement. The financing costs will be amortized over the life of the debt agreements with the exception of the annual fee which will be expense ratably over the guarantee period.

4. PRO FORMA FINANCIAL STATEMENT ADJUSTMENTS

(a)	Adjustments to cash
	Proceeds of new Credit Agreement term loan	$35,000
	Proceeds of new Credit Agreement revolver drawn at closing	5,500
	Repayment of old Credit Agreement term loan and accrued interest	(7,712)
	Repayment of old Credit Agreement revolving loan and accrued interest	(10,507)
	Cash payment for Carmichael Acquisition at closing	(18,750)
	New Credit Agreement fees paid at closing	(1,301)
	SunLink adviser fee paid at closing	(975)

		$1,255

(b)	Adjustments to Prepaid expenses and other
	New Credit Agreement fees paid at closing - current portion	$255
	Write-off of unamortized old Credit Agreement costs and fees	(180)
	Adjust for use of deposit to Carmichael owners which offset against purchase price	(250)

		$(175)

(c)	Adjustments to other noncurrent assets
	New Credit Agreement fees paid at closing - long term portion	$1,533
	Write-off of unamortized old Credit Agreement costs and fees	(98)

		$1,435

(d)	Adjustments to Accounts payable
	Payment of accrued interest and fees for old Credit Agreement	$(107)

(e)	Adjustments to Revolving advances
	Repayment of old Credit Agreement revolving loan	$(10,445)
	Proceeds of new Credit Agreement revolver drawn at closing	5,500

		$(4,945)

(f)	Adjustments to Current maturities of long-term debt
	Repayment of old Credit Agreement term loan - current maturities	$(667)
	Proceeds of new Credit Agreement term loan - current maturities	1,750
	Issuance of seller note in Carmichael acquisition - current maturities	150

		$1,233

(g)	Adjustments to Other current liabilities
	Current tax benefit of write-off of unamortized old Credit Agreement costs and fees	$(111)
	Current tax benefit of expensed portion of SunLink advisor fee paid at closing	(195)

		$(306)

(h)	Adjustments to Long-term debt
	Repayment of old Credit Agreement term loan - long-term portion	$(7,000)
	Proceeds of new Credit Agreement term loan - long-term portion	33,250
	Issuance of seller note in Carmichael acquisition - long-term portion	2,850

		$29,100

(i)	Equity adjustment as follows:
	Common shares:
	Elimination of Carmichael shares in merger	$(2)
	Issuance of 334.448 shares for Carmichael shares ($0.50 par value)	167

		$165

	Additional paid-in capital:
	Elimination of Carmichael additional paid-in capital in merger	$(3)
	Issuance of 334.448 shares for Carmichael shares ($5.98 fair value less $0.50 par value)	1,833

		$1,830

	Retained earnings:
	Eliminate Carmichael retained earnings in acquisition	$(8,457)
	Net income effect of unamortized old Credit Agreement fees and costs	(167)
	Net income effect of expensed portion of SunLink advisor fee paid at closing	(293)

		$(8,917)

	Net Equity Adjustments	$(6,922)

(j)	Estimated fair value of property, plant and equipment of Carmichael in excess of
	historical cost	$1,716

(k)	Estimated fair value of intangible assets	$5,094
	Increase in goodwill on Carmichael acquisition calculated as estimated purchase price in
	excess of fair value of net assets acquired.	8,728

		$13,822

(l)	Depreciation and amortization increased based upon increased property, plant and equipment and amortizable intangible assets resulting from the preliminary purchase price allocation

	Increase in Asset	Increase	Depreciable life, years	Three quarters expense	Additional Depreciation & Amortization Expense
	Furniture & Fixtures	$1,716	5	0.75	$257

	Intangible Assets	$5,094	7	0.75	546

					$803

(m)	Interest expense has been adjusted as follows:

		Average Debt	Interest Rate	Three quarters expense	Change in Interest Expense
	New Credit Agreement Term Loan	$33,469	7.87%	0.75	$1,976
	New Credit Agreement Revolving Loan	5,000	6.30%	$0.75	236
	Repayment of Prior Credit Agreement Term Loan				(524)
	Repayment of Prior Credit Agreement Revolving Loan				(450)
	Amortization of New Credit Agreement Loan Cost and Fees				293
	Amortization of Prior Credit Agreement Loan Costs and Fees				(246)

					$1,286

(n)	Income taxes has been adjusted as follows:
	Carmichael pretax earnings				$1,767
	Proforma adjustments pretax earnings				(2,089)

	Total pro forma pretax earnings				(322)
	Effective tax rate on earnings excluding permanent tax differences				37.5%

					$(121)

(o)	Basic earnings per share weighted average share adjustment:
	Additional SunLink shares issued at acquisition:
	Shares issued to Carmichael owner				334

					334

(p)	Diluted earnings per share weighted average share adjustment:
	Additional SunLink shares issued at acquisition:
	Shares issued to Carmichael owner				334

					334

(q)	Depreciation and amortization increased based upon increased property, plant and equipment and amortizable intangible assets resulting from the preliminary purchase price allocation

	Increase in Asset	Increase	Depreciable life, years	Additional Depreciation & Amortization Expense
	Furniture & Fixtures	$1,716	5	$343

	Intangible Assets	$5,094	7	728

				$1,071

(r)	Interest expense has been adjusted as follows:
		Average Debt	Interest Rate	Period of time loan in place	Change in Interest Expense
	New Credit Agreement Term Loan	$34,125	10.39%	1 year	$3,546
	New Credit Agreement Revolving Loan	5,000	8.82%	1 year	441
	Repayment of Prior Credit Agreement Term Loan				(799)
	Repayment of Prior Credit Agreement Revolving Loan				(248)
	Amortization of New Credit Agreement Loan Cost and Fees				391
	Amortization of Prior Credit Agreement Loan Costs and Fees				(318)

					$3,013

(s)	Acquisition expenses
	Estimated expenses incurred in Carmichael acquisiton	$(975)

(t)	Income taxes has been adjusted as follows:
	Carmichael pretax earnings	$2,489
	Proforma adjustments pretax earnings	(5,059)

	Total pro forma pretax earnings	(2,570)
	Effective tax rate on earnings excluding permanent tax differences	39.7%

		$(1,020)